                                                                      EXHIBIT 24

                             BELLSOUTH CORPORATION

                               POWER OF ATTORNEY

KNOW ALL PERSONS BY THESE PRESENTS:

     WHEREAS, BELLSOUTH CORPORATION, a Georgia corporation ("BellSouth"), proposes to file with the Securities and Exchange Commission, under the Securities Act of 1933, as amended (the "Securities Act"), a registration statement (the "Registration Statement") to register BellSouth
Corporation -- Latin America Group Common Stock, BellSouth Corporation -- Latin America Group Rights to Purchase Series D First Preferred Stock, BellSouth Corporation -- BLS Group Common Stock and BellSouth Corporation -- BLS Group Rights to Purchase Series C First Preferred Stock.

     NOW THEREFORE, each of the undersigned hereby constitutes and appoints F. Duane Ackerman and Ronald M. Dykes, and each of them, as attorneys for him in his name, place and stead in each of his respective capacities in the Company, to execute and cause to be filed the Registration Statement with respect to the securities to be offered and sold under the Registration Statement therein described and thereafter to execute and file an amended registration statement or statements and post-effective amendment or amendments to increase or deregister securities, including a registration statement pursuant to Rule 462(b) under the Securities Act, to withdraw the Registration Statement or otherwise, hereby giving and granting to said attorneys full power and authority (including substitution and revocation) to do and perform all and every act and thing whatsoever requisite and necessary to be done in and about the premises as fully, to all intents and purposes, as he might or could do if personally present at the doing thereof, hereby ratifying and confirming all that said attorneys may or shall lawfully do, or cause to be done, by virtue hereof.

     IN WITNESS WHEREOF, each of the undersigned has hereunto set his hand on the date indicated.

                                                 /s/ F. Duane Ackerman
                                          --------------------------------------
                                                    F. Duane Ackerman
                                                  Chairman of the Board,
                                          President and Chief Executive Officer,
                                                         Director
                                              (Principal Executive Officer)

                                          Date: March 27, 2000

                                                  /s/ Ronald M. Dykes
                                          --------------------------------------
                                                     Ronald M. Dykes
                                                 Chief Financial Officer
                                           (Principal Financial and Accounting
                                                         Officer)

                                          Date: March 27, 2000

                               POWER OF ATTORNEY

KNOW ALL PERSONS BY THESE PRESENTS:

     WHEREAS, BELLSOUTH CORPORATION, a Georgia corporation (the "Company"), proposes to file with the Securities and Exchange Commission, under the Securities Act of 1933, as amended (the "Securities Act"), a registration statement (the "Registration Statement") to register BellSouth
Corporation -- Latin America Group Common Stock, BellSouth Corporation -- Latin America Group Rights to Purchase Series D First Preferred Stock, BellSouth Corporation -- BLS Group Common Stock and BellSouth Corporation -- BLS Group Rights to Purchase Series C First Preferred Stock.

     NOW THEREFORE, the undersigned hereby constitutes and appoints F. Duane Ackerman and Ronald M. Dykes, and each of them, as attorneys for him in his name, place and stead to execute and cause to be filed the Registration Statement with respect to the securities to be offered and sold under the Registration Statement therein described and thereafter to execute and file an amended registration statement or statements and post-effective amendment or amendments to increase or deregister securities, including a registration statement pursuant to Rule 462(b) under the Securities Act, to withdraw the Registration Statement or otherwise, hereby giving and granting to said attorneys full power and authority (including substitution and revocation) to do and perform all and every act and thing whatsoever requisite and necessary to be done in and about the premises as fully, to all intents and purposes, as he might or could do if personally present at the doing thereof, hereby ratifying and confirming all that said attorneys may or shall lawfully do, or cause to be done, by virtue hereof.

     IN WITNESS WHEREOF, the undersigned has hereunto set his hand on the date indicated.

                                                /s/ Reuben V. Anderson
                                          --------------------------------------
                                                    Reuben V. Anderson
                                                         Director

                                          Date: March 27, 2000

                               POWER OF ATTORNEY

KNOW ALL PERSONS BY THESE PRESENTS:

     WHEREAS, BELLSOUTH CORPORATION, a Georgia corporation (the "Company"), proposes to file with the Securities and Exchange Commission, under the Securities Act of 1933, as amended (the "Securities Act"), a registration statement (the "Registration Statement") to register BellSouth
Corporation -- Latin America Group Common Stock, BellSouth Corporation -- Latin America Group Rights to Purchase Series D First Preferred Stock, BellSouth Corporation -- BLS Group Common Stock and BellSouth Corporation -- BLS Group Rights to Purchase Series C First Preferred Stock.

     NOW THEREFORE, the undersigned hereby constitutes and appoints F. Duane Ackerman and Ronald M. Dykes, and each of them, as attorneys for him in his name, place and stead to execute and cause to be filed the Registration Statement with respect to the securities to be offered and sold under the Registration Statement therein described and thereafter to execute and file an amended registration statement or statements and post-effective amendment or amendments to increase or deregister securities, including a registration statement pursuant to Rule 462(b) under the Securities Act, to withdraw the Registration Statement or otherwise, hereby giving and granting to said attorneys full power and authority (including substitution and revocation) to do and perform all and every act and thing whatsoever requisite and necessary to be done in and about the premises as fully, to all intents and purposes, as he might or could do if personally present at the doing thereof, hereby ratifying and confirming all that said attorneys may or shall lawfully do, or cause to be done, by virtue hereof.

     IN WITNESS WHEREOF, the undersigned has hereunto set his hand on the date indicated.

                                                /s/ James H. Blanchard
                                          --------------------------------------
                                                    James H. Blanchard
                                                         Director

                                          Date: March 27, 2000

                               POWER OF ATTORNEY

KNOW ALL PERSONS BY THESE PRESENTS:

     WHEREAS, BELLSOUTH CORPORATION, a Georgia corporation (the "Company"), proposes to file with the Securities and Exchange Commission, under the Securities Act of 1933, as amended (the "Securities Act"), a registration statement (the "Registration Statement") to register BellSouth
Corporation -- Latin America Group Common Stock, BellSouth Corporation -- Latin America Group Rights to Purchase Series D First Preferred Stock, BellSouth Corporation -- BLS Group Common Stock and BellSouth Corporation -- BLS Group Rights to Purchase Series C First Preferred Stock.

     NOW THEREFORE, the undersigned hereby constitutes and appoints F. Duane Ackerman and Ronald M. Dykes, and each of them, as attorneys for him in his name, place and stead to execute and cause to be filed the Registration Statement with respect to the securities to be offered and sold under the Registration Statement therein described and thereafter to execute and file an amended registration statement or statements and post-effective amendment or amendments to increase or deregister securities, including a registration statement pursuant to Rule 462(b) under the Securities Act, to withdraw the Registration Statement or otherwise, hereby giving and granting to said attorneys full power and authority (including substitution and revocation) to do and perform all and every act and thing whatsoever requisite and necessary to be done in and about the premises as fully, to all intents and purposes, as he might or could do if personally present at the doing thereof, hereby ratifying and confirming all that said attorneys may or shall lawfully do, or cause to be done, by virtue hereof.

     IN WITNESS WHEREOF, the undersigned has hereunto set his hand on the date indicated.

                                                  /s/ J. Hyatt Brown
                                          --------------------------------------
                                                      J. Hyatt Brown
                                                         Director

                                          Date: March 27, 2000

                               POWER OF ATTORNEY

KNOW ALL PERSONS BY THESE PRESENTS:

     WHEREAS, BELLSOUTH CORPORATION, a Georgia corporation (the "Company"), proposes to file with the Securities and Exchange Commission, under the Securities Act of 1933, as amended (the "Securities Act"), a registration statement (the "Registration Statement") to register BellSouth
Corporation -- Latin America Group Common Stock, BellSouth Corporation -- Latin America Group Rights to Purchase Series D First Preferred Stock, BellSouth Corporation -- BLS Group Common Stock and BellSouth Corporation -- BLS Group Rights to Purchase Series C First Preferred Stock.

     NOW THEREFORE, the undersigned hereby constitutes and appoints F. Duane Ackerman and Ronald M. Dykes, and each of them, as attorneys for him in his name, place and stead to execute and cause to be filed the Registration Statement with respect to the securities to be offered and sold under the Registration Statement therein described and thereafter to execute and file an amended registration statement or statements and post-effective amendment or amendments to increase or deregister securities, including a registration statement pursuant to Rule 462(b) under the Securities Act, to withdraw the Registration Statement or otherwise, hereby giving and granting to said attorneys full power and authority (including substitution and revocation) to do and perform all and every act and thing whatsoever requisite and necessary to be done in and about the premises as fully, to all intents and purposes, as he might or could do if personally present at the doing thereof, hereby ratifying and confirming all that said attorneys may or shall lawfully do, or cause to be done, by virtue hereof.

     IN WITNESS WHEREOF, the undersigned has hereunto set his hand on the date indicated.

                                                 /s/ Armando M. Codina
                                          --------------------------------------
                                                    Armando M. Codina
                                                         Director

                                          Date: March 27, 2000

                               POWER OF ATTORNEY

KNOW ALL PERSONS BY THESE PRESENTS:

     WHEREAS, BELLSOUTH CORPORATION, a Georgia corporation (the "Company"), proposes to file with the Securities and Exchange Commission, under the Securities Act of 1933, as amended (the "Securities Act"), a registration statement (the "Registration Statement") to register BellSouth
Corporation -- Latin America Group Common Stock, BellSouth Corporation -- Latin America Group Rights to Purchase Series D First Preferred Stock, BellSouth Corporation -- BLS Group Common Stock and BellSouth Corporation -- BLS Group Rights to Purchase Series C First Preferred Stock.

     NOW THEREFORE, the undersigned hereby constitutes and appoints F. Duane Ackerman and Ronald M. Dykes, and each of them, as attorneys for her in her name, place and stead to execute and cause to be filed the Registration Statement with respect to the securities to be offered and sold under the Registration Statement therein described and thereafter to execute and file an amended registration statement or statements and post-effective amendment or amendments to increase or deregister securities, including a registration statement pursuant to Rule 462(b) under the Securities Act, to withdraw the Registration Statement or otherwise, hereby giving and granting to said attorneys full power and authority (including substitution and revocation) to do and perform all and every act and thing whatsoever requisite and necessary to be done in and about the premises as fully, to all intents and purposes, as she might or could do if personally present at the doing thereof, hereby ratifying and confirming all that said attorneys may or shall lawfully do, or cause to be done, by virtue hereof.

     IN WITNESS WHEREOF, the undersigned has hereunto set her hand on the date indicated.

                                               /s/ Kathleen F. Feldstein
                                          --------------------------------------
                                                  Kathleen F. Feldstein
                                                         Director

                                          Date: March 27, 2000

                               POWER OF ATTORNEY

KNOW ALL PERSONS BY THESE PRESENTS:

     WHEREAS, BELLSOUTH CORPORATION, a Georgia corporation (the "Company"), proposes to file with the Securities and Exchange Commission, under the Securities Act of 1933, as amended (the "Securities Act"), a registration statement (the "Registration Statement") to register BellSouth
Corporation -- Latin America Group Common Stock, BellSouth Corporation -- Latin America Group Rights to Purchase Series D First Preferred Stock, BellSouth Corporation -- BLS Group Common Stock and BellSouth Corporation -- BLS Group Rights to Purchase Series C First Preferred Stock.

     NOW THEREFORE, the undersigned hereby constitutes and appoints F. Duane Ackerman and Ronald M. Dykes, and each of them, as attorneys for him in his name, place and stead to execute and cause to be filed the Registration Statement with respect to the securities to be offered and sold under the Registration Statement therein described and thereafter to execute and file an amended registration statement or statements and post-effective amendment or amendments to increase or deregister securities, including a registration statement pursuant to Rule 462(b) under the Securities Act, to withdraw the Registration Statement or otherwise, hereby giving and granting to said attorneys full power and authority (including substitution and revocation) to do and perform all and every act and thing whatsoever requisite and necessary to be done in and about the premises as fully, to all intents and purposes, as he might or could do if personally present at the doing thereof, hereby ratifying and confirming all that said attorneys may or shall lawfully do, or cause to be done, by virtue hereof.

     IN WITNESS WHEREOF, the undersigned has hereunto set his hand on the date indicated.

                                                /s/ John G. Medlin, Jr.
                                          --------------------------------------
                                                   John G. Medlin, Jr.
                                                         Director

                                          Date: March 27, 2000

                               POWER OF ATTORNEY

KNOW ALL PERSONS BY THESE PRESENTS:

     WHEREAS, BELLSOUTH CORPORATION, a Georgia corporation (the "Company"), proposes to file with the Securities and Exchange Commission, under the Securities Act of 1933, as amended (the "Securities Act"), a registration statement (the "Registration Statement") to register BellSouth
Corporation -- Latin America Group Common Stock, BellSouth Corporation -- Latin America Group Rights to Purchase Series D First Preferred Stock, BellSouth Corporation -- BLS Group Common Stock and BellSouth Corporation -- BLS Group Rights to Purchase Series C First Preferred Stock.

     NOW THEREFORE, the undersigned hereby constitutes and appoints F. Duane Ackerman and Ronald M. Dykes, and each of them, as attorneys for him in his name, place and stead to execute and cause to be filed the Registration Statement with respect to the securities to be offered and sold under the Registration Statement therein described and thereafter to execute and file an amended registration statement or statements and post-effective amendment or amendments to increase or deregister securities, including a registration statement pursuant to Rule 462(b) under the Securities Act, to withdraw the Registration Statement or otherwise, hereby giving and granting to said attorneys full power and authority (including substitution and revocation) to do and perform all and every act and thing whatsoever requisite and necessary to be done in and about the premises as fully, to all intents and purposes, as he might or could do if personally present at the doing thereof, hereby ratifying and confirming all that said attorneys may or shall lawfully do, or cause to be done, by virtue hereof.

     IN WITNESS WHEREOF, the undersigned has hereunto set his hand on the date indicated.

                                                   /s/ Leo F. Mullin
                                          --------------------------------------
                                                      Leo F. Mullin
                                                         Director

                                          Date: March 27, 2000

                               POWER OF ATTORNEY

KNOW ALL PERSONS BY THESE PRESENTS:

     WHEREAS, BELLSOUTH CORPORATION, a Georgia corporation (the "Company"), proposes to file with the Securities and Exchange Commission, under the Securities Act of 1933, as amended (the "Securities Act"), a registration statement (the "Registration Statement") to register BellSouth
Corporation -- Latin America Group Common Stock, BellSouth Corporation -- Latin America Group Rights to Purchase Series D First Preferred Stock, BellSouth Corporation -- BLS Group Common Stock and BellSouth Corporation -- BLS Group Rights to Purchase Series C First Preferred Stock.

     NOW THEREFORE, the undersigned hereby constitutes and appoints F. Duane Ackerman and Ronald M. Dykes, and each of them, as attorneys for him in his name, place and stead to execute and cause to be filed the Registration Statement with respect to the securities to be offered and sold under the Registration Statement therein described and thereafter to execute and file an amended registration statement or statements and post-effective amendment or amendments to increase or deregister securities, including a registration statement pursuant to Rule 462(b) under the Securities Act, to withdraw the Registration Statement or otherwise, hereby giving and granting to said attorneys full power and authority (including substitution and revocation) to do and perform all and every act and thing whatsoever requisite and necessary to be done in and about the premises as fully, to all intents and purposes, as he might or could do if personally present at the doing thereof, hereby ratifying and confirming all that said attorneys may or shall lawfully do, or cause to be done, by virtue hereof.

     IN WITNESS WHEREOF, the undersigned has hereunto set his hand on the date indicated.

                                                 /s/ Eugene F. Murphy
                                          --------------------------------------
                                                     Eugene F. Murphy
                                                         Director

                                          Date: March 27, 2000

                               POWER OF ATTORNEY

KNOW ALL PERSONS BY THESE PRESENTS:

     WHEREAS, BELLSOUTH CORPORATION, a Georgia corporation (the "Company"), proposes to file with the Securities and Exchange Commission, under the Securities Act of 1933, as amended (the "Securities Act"), a registration statement (the "Registration Statement") to register BellSouth
Corporation -- Latin America Group Common Stock, BellSouth Corporation -- Latin America Group Rights to Purchase Series D First Preferred Stock, BellSouth Corporation -- BLS Group Common Stock and BellSouth Corporation -- BLS Group Rights to Purchase Series C First Preferred Stock.

     NOW THEREFORE, the undersigned hereby constitutes and appoints F. Duane Ackerman and Ronald M. Dykes, and each of them, as attorneys for her in her name, place and stead to execute and cause to be filed the Registration Statement with respect to the securities to be offered and sold under the Registration Statement therein described and thereafter to execute and file an amended registration statement or statements and post-effective amendment or amendments to increase or deregister securities, including a registration statement pursuant to Rule 462(b) under the Securities Act, to withdraw the Registration Statement or otherwise, hereby giving and granting to said attorneys full power and authority (including substitution and revocation) to do and perform all and every act and thing whatsoever requisite and necessary to be done in and about the premises as fully, to all intents and purposes, as she might or could do if personally present at the doing thereof, hereby ratifying and confirming all that said attorneys may or shall lawfully do, or cause to be done, by virtue hereof.

     IN WITNESS WHEREOF, the undersigned has hereunto set her hand on the date indicated.

                                                  /s/ Robin B. Smith

                                          --------------------------------------
                                                      Robin B. Smith
                                                         Director

                                          Date: March 27, 2000

                               POWER OF ATTORNEY

KNOW ALL PERSONS BY THESE PRESENTS:

     WHEREAS, BELLSOUTH CORPORATION, a Georgia corporation (the "Company"), proposes to file with the Securities and Exchange Commission, under the Securities Act of 1933, as amended (the "Securities Act"), a registration statement (the "Registration Statement") to register BellSouth
Corporation -- Latin America Group Common Stock, BellSouth Corporation -- Latin America Group Rights to Purchase Series D First Preferred Stock, BellSouth Corporation -- BLS Group Common Stock and BellSouth Corporation -- BLS Group Rights to Purchase Series C First Preferred Stock.

     NOW THEREFORE, the undersigned hereby constitutes and appoints F. Duane Ackerman and Ronald M. Dykes, and each of them, as attorneys for him in his name, place and stead to execute and cause to be filed the Registration Statement with respect to the securities to be offered and sold under the Registration Statement therein described and thereafter to execute and file an amended registration statement or statements and post-effective amendment or amendments to increase or deregister securities, including a registration statement pursuant to Rule 462(b) under the Securities Act, to withdraw the Registration Statement or otherwise, hereby giving and granting to said attorneys full power and authority (including substitution and revocation) to do and perform all and every act and thing whatsoever requisite and necessary to be done in and about the premises as fully, to all intents and purposes, as he might or could do if personally present at the doing thereof, hereby ratifying and confirming all that said attorneys may or shall lawfully do, or cause to be done, by virtue hereof.

     IN WITNESS WHEREOF, the undersigned has hereunto set his hand on the date indicated.

                                              /s/ William S. Stavropoulos
                                          --------------------------------------
                                                 William S. Stavropoulos
                                                         Director

                                          Date: March 24, 2000

                               POWER OF ATTORNEY


KNOW ALL PERSONS BY THESE PRESENTS:


     WHEREAS, BELLSOUTH CORPORATION, a Georgia corporation (the "Company"), has filed with the Securities and Exchange Commission, under the Securities Act of 1933, as amended (the "Securities Act"), a registration statement (the "Registration Statement") to register BellSouth Corporation -- Latin America Group Common Stock, BellSouth Corporation -- Latin America Group Rights to Purchase Series D First Preferred Stock, BellSouth Corporation -- BLS Group Common Stock and BellSouth Corporation -- BLS Group Rights to Purchase Series C First Preferred Stock and proposes to file Amendment No. 1 to the Registration Statement.



     NOW THEREFORE, the undersigned hereby constitutes and appoints F. Duane Ackerman and Ronald M. Dykes, and each of them, as attorneys for him in his name, place and stead to execute and cause to be filed Amendment No. 1 to the Registration Statement with respect to the securities to be offered and sold under the Registration Statement therein described and thereafter to execute and file an amended registration statement or statements and post-effective amendment or amendments to increase or deregister securities, including a registration statement pursuant to Rule 462(b) under the Securities Act, to withdraw the Registration Statement or otherwise, hereby giving and granting to said attorneys full power and authority (including substitution and revocation) to do and perform all and every act and thing whatsoever requisite and necessary to be done in and about the premises as fully, to all intents and purposes, as he might or could do if personally present at the doing thereof, hereby ratifying and confirming all that said attorneys may or shall lawfully do, or cause to be done, by virtue hereof.


     IN WITNESS WHEREOF, the undersigned has hereunto set his hand on the date indicated.


                                                  /s/ James P. Kelly

                                          --------------------------------------

                                                      James P. Kelly

                                                         Director


                                          Date: May 30, 2000

                               POWER OF ATTORNEY

KNOW ALL PERSONS BY THESE PRESENTS:


     WHEREAS, BELLSOUTH CORPORATION, a Georgia corporation (the "Company"), has filed with the Securities and Exchange Commission, under the Securities Act of 1933, as amended (the "Securities Act"), a registration statement (the "Registration Statement") to register BellSouth Corporation -- Latin America Group Common Stock, BellSouth Corporation -- Latin America Group Rights to Purchase Series D First Preferred Stock, BellSouth Corporation -- BLS Group Common Stock and BellSouth Corporation -- BLS Group Rights to Purchase Series C First Preferred Stock and proposes to file Amendment No. 1 to the Registration Statement.



     NOW THEREFORE, the undersigned hereby constitutes and appoints F. Duane Ackerman and Ronald M. Dykes, and each of them, as attorneys for him in his name, place and stead to execute and cause to be filed Amendment No. 1 to the Registration Statement with respect to the securities to be offered and sold under the Registration Statement therein described and thereafter to execute and file an amended registration statement or statements and post-effective amendment or amendments to increase or deregister securities, including a registration statement pursuant to Rule 462(b) under the Securities Act, to withdraw the Registration Statement or otherwise, hereby giving and granting to said attorneys full power and authority (including substitution and revocation) to do and perform all and every act and thing whatsoever requisite and necessary to be done in and about the premises as fully, to all intents and purposes, as he might or could do if personally present at the doing thereof, hereby ratifying and confirming all that said attorneys may or shall lawfully do, or cause to be done, by virtue hereof.


     IN WITNESS WHEREOF, the undersigned has hereunto set his hand on the date indicated.


                                              /s/ Joseph M. Magliochetti

                                          --------------------------------------

                                                  Joseph M. Magliochetti

                                                         Director


                                          Date: May 26, 2000